Winner Medical Group Inc.
(OTCBB: WMDG)

September 2007
Roth NY Conference

    

Safe Harbor Statement

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Investment Story

Investment Highlights

- Premier manufacturer of high-quality surgical dressings and medical disposable products for large global markets
- No.1 ranked Chinese exporter of cotton wadding, gauze and bandage supplies 2002-2005; accounted for 9% of total exports of medical surgical dressings from China in 2006
- World-class manufacturing and supply chain management with all industrial processes taking place within WMDG's plants, one of the largest fabric plants in China
- Innovative R&D to introduce a comprehensive range of higher-margin, specialized patented products
- Best positioned to capitalize the growing global outsourcing trend and to meet the increasing demand of disposable medical product in China and abroad

Global Market Expansion



Surgical Sealants, Glues & Wound Closure Global Market, 2006-2011
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$millions
2006
2007
2008
2009
2010
2011
Year
REST OF WORLD
LATIN AMERICA
BENELUX
SPAIN
ITALY
FRANCE
UK
GERMANY
JAPAN
USA
Source: MedMarket Diligence, LLC, report #S145; http://www.mediligence.com/rpt/rpt-s145.htm

- **$7 Billion global market in 2007 and $9 Billion by 2010**

Winner Medical Advantages

- Superior Manufacturing and supply chain
  - Strict quality control from raw materials to finished products
  - Advanced processing systems to enhance our management control system and improve work efficiency.
  - Integrated production lines: specialized designing, manufacturing, packaging and sterilizing
  - Integrated SAP ERP and OA systems in all plants
  - Relatively low labor and raw material costs
- Marketing & Sales
  - Broad global reach to Europe, Japan, China, Middle-east and North America through 80 distributors
  - 3 joint ventures in Jordan, Shanghai and Xishui
- Research & Development
  - Over 100 personnel; budget increase from 1% to 3% of sales over last 3 years
  - Environmentally friendly new products: PurCotton
  - Diverse portfolio of high-quality products: self-adhesive and cohesive bandages, Nano antibiotic material products, etc
  - Local government grant for R&D accomplishment

Corporate Strategy

Corporate Strategy

- Market Expansion
  - Market the "Winner" brand in China and Middle East
    - Winner Medical Jordan Limited
    - Penetration in China market
- Products Innovation
  - Continuous R&D to introduce high-margin and value-added products
    - PurCotton ™ - 100% cotton non-woven
    - Cohesive and self-adhesive bandage materials products
    - Nano antibiotic materials products
- Corporate Branding
  - Promote "Winner Medical" corporate brand in the medical industry and world market
  - Establish the image of "Winner Medical" among OEM clients in Japan, Europe and the U.S., provide total solution to our customers, including design and R&D support

Market Expansion

- China
  - Dedicated experienced marketing team in Guangdong province and Beijing
  - Direct approaches to more than 30 hospitals

- Middle East
  - New joint venture located in Jordan, established in February 2007
  - WMDG acts as the main manager of the joint venture, the other investors being local entrepreneurs
  - Semi-completed products are transported from China for finishing in Jordan
  - Estimated that the market in the Middle East would grow from USD 1M to USD 10-12M in the next five years

Market Expansion: Leveraging Strong Base of Existing Business

- Products sold in 80 countries to 120 customers
- Penetrated 4 main markets
  - European Union
  - Japan
  - United States
  - China
- Entered other markets
  - South East Asia
  - Middle East
  - Africa
  - South America
- ~75% total sales generated through OEM channels
- Top 10 customers accounted for more than 55% of total revenue in FY2006

Current Main Customers

BSN medical — Germany
tyco Healthcare — United States
白十字 — Japan
Medeco — Netherlands
L&R — Germany
CardinalHealth — United States
Molnlycke Health Care — Sweden
vernoncarus — United Kingdom
ARTSANA — Italy

Continuous innovation: leveraging new products

Transition from low-margin to high-margin products

Non-sterilized products →	**Sterilized products** Higher gross margins

PurCotton™
NEW - Non-woven, cotton spunlace product
Revenue expected in the last quarter of FY 2007

Cohesive and self-adhesive bandage materials
Revenue generation effective first quarter of CY 2006

Nano assisted antibiotic materials
(Projected to be additive to future woven gauze products)
Revenue anticipated FY 2008

Sterilized product mix is on the rise



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
95%
5%
91%
9%
80%
20%
60%
40%
FY03
FY04
FY05
FY06
Sterilized
Non-sterilized



Revolutionary New Product

PurCotton™



- Patented, potential "category killer" cotton product
  - Revolutionary new manufacturing process
  - Patent confirmation received in China in July 2007 (Patent No. 200510033147.1)
  - Patent pending in over 30 countries worldwide
- Product Advantages:
  - *Significantly lower manufacturing cost than woven gauze*
    - Technology expected to eliminate ~90% of labor costs and significantly reduce production time from 6 weeks to 1 week
  - *"Green" product - non-allergenic and fully biodegradable*
  - *Strong, durable fabric*
    - Absorbency is superior to traditional cotton gauze
    - PurCotton™ has higher tensile strength and lower weight than woven alternatives
    - Does not produce extraneous fibers and shredding characteristics of traditional cotton gauze, which is known to exacerbate microbial infection propensity and increase wound healing complications

PurCotton™ Markets

- **Medical disposables market** (gauze products and surgical gowns)
  - Significant product and cost advantages of PurCotton™ expected to generate immediate interest and demand
  - Replace wound care and operating room products
    - Lap sponges
    - Operation Room Towels
    - Surgical gowns and drapes
- **Consumer market**
  - Strong application for the industrial and home hygiene markets
  - Primary applications are personal care wipes, baby wipes and cleaners etc.
  - Rolls of PurCotton™ to be produced according to specifications from finished product manufacturers and shipped in bulk for final finishing, packaging and shipment
- **Product validation process in U.S (PHS and other distributors)**

PurCotton™ Manufacture Base

- Total area of PurCotton Manufacture Base: approximately 580 thousands square meters in Huanggang
- Strategically located near Yangtze river within cotton growing region
- Near shipping ports



Other New Product Opportunities

- **Self-Adhesive and Cohesive Bandages**
  - Technologically superior products at lower cost
  - Product design enables uniform tearing without ancillary tools (weaving technology)
  - Product cost advantages:
    - Fully integrated production in low cost Winner Medical factories
    - Revolutionary adhesive coating technology eliminates approximately 30% of adhesive application waste
- **Cotton Blend Products (70% Cotton / 30% Polyester)**
  - Uses cotton instead of rayon as raw material
  - Will compete with traditional nonwoven fabrics on price
  - Expected to supercede traditional synthetic nonwoven products
- **Nano Antibiotic Material Products**
  - Advantages:
    - Wound healing complications and anti-bacterial
    - Increase ventilation, anti-viral and wound-cleansing properties and enhance efficacy



Key Financials

Net Sales – Fiscal Year Growth


US$ million
70
60
50
40
30
20
10
0
20.3
31.8
44.3
58.4
63.9
48.8
FY02
FY03
FY04
FY05
FY06
9M07*


9M FY07 Revenue by Geographic Market
12%
Other
15%
China
14%
US
Japan
22%
Europe
37%

Quarterly Income Statement Highlights

	Third Quarter FY 2007 06/30/07	Third Quarter FY 2006 06/30/06	Fiscal Year 2006 09/30/06
Revenues	$17.8 M	$15.0 M	$63.9 M
Gross Profit	$ 4.4 M	$ 4.4 M	$17.5 M
SG&A and other expenses	$ 2.7 M	$ 2.6 M	$11.3 M
Operating Income	$ 1.6 M	$ 1.7 M	$ 6.5 M
Pre-tax Income	$ 1.5 M	$ 1.7 M	$ 6.3 M
Net Income (including Minority Interest)	$ 1.5M	$ 1.5 M	$ 5.8 M

Quarterly Balance Sheet Highlights

	June 30, 2007	September 30, 2006
Cash & Cash Equivalents	$ 3.9 M	$ 4.3 M
Inventories, net	$ 11.8 M	$ 11.3 M
Total Current Assets	$ 32.6 M	$ 29.8 M
Property, Plant & Equipment, net	$ 43.2 M	$ 35.8 M
Total Assets	$ 77.7M	$ 67.2 M
Total Current Liabilities	$ 18.9 M	$ 14.7 M
Minority Interests	$ 0.2 M	$ 0.1 M
Total Stockholders' Equity	$ 58.6 M	$ 52.3 M
Total Liabilities and Stockholders' Equity	$ 77.7 M	$ 67.2 M

Summary

- Winner Medical is a "best in class" manufacturer of cotton surgical dressings and disposable medical products with strong base of revenues, customers and capabilities
- Global surgical dressing and medical disposable market is expected to grow exponentially
- Winner Medical's superior product quality, cost advantages and supply chain excellence have created long-term competitive advantages
- Shift to higher margin sterilized products and expansion to emerging markets will drive sales growth and gross margin improvement
- Winner Medical is best positioned to capitalize the growing global outsourcing trend and to meet the increasing demand of disposable medical product in China and abroad

Appendixes

Appendix 1: Diverse Product Portfolio

1. Wound Care Products



2. PurCotton Products



3. Operation Room Products



4. Kits & Dressing Packs



5. Protective Products



6. Dental Products



7. Medical Instruments



8. Products for Hygiene & Care



Appendix 2: Mass Production Facilities

- **2 Winner industrial parks (Shenzhen and Huanggang)**
  - 8 factories in Hubei Province, Shanghai, and Zhuhai
  - All facilities in China: nearly 880,000 square meters
  - Land use right certificate for Huanggang Winner: approximately 580 thousands square meters
- **New PurCotton™ facility in Huanggang**
- **ISO 9001: 2000, ISO 13485: 2003 and CE certification**
- **R&D efforts**
  - Joint research program with Hong Kong Polytechnic University





Appendix 3: Capital Market Summary

Ticker Symbol	**WMDG**
Market	**OTC Bulletin Board**
Fiscal Year End	**September 30**
Recent Price (as of August 13)	**$2.42**
Shares Outstanding	**44.7 million**
Insider Ownership	**82.3%**
Market Capitalization	**$108 million**
Cash Position (as of June 30, 2007)	**$3.9 million**
Working Capital (as of June 30, 2007)	**$13.7 million**
Total Debt (as of June 30, 2007)	**$9.6 million**

Appendix 4: Management & Directors

JIANQUAN LI
- CEO, President and director since December 16, 2005
- Founder of Winner Group in 1991
- Hubei Foreign Trade University with a major in International Trade.

XIUYUAN FANG
- CFO, Vice President and Treasurer
- 8 years with Winner Group
- Chinese certified public accountant (CPA)
- Extensive experience in financial management, capital management and tax planning
- Zhongnan University of Economics and Law

LARRY GOLDMAN, CPA
- Director since May 8, 2006,
- Acting CFO and Treasurer of Thorium Power, Ltd. (OTCBB: THPW).
- Former CFO, Treasurer and VP of Finance of WinWin Gaming, Inc., (OTCBB: WNWN) and h e was a partner with Livingston Wachtell & Co., LLP.

RICHARD B. GOODNER, Esq.
- Director since May 8, 2006,
- Former VP - Legal Affairs and General Counsel of U.S. Home Systems, Inc., a NASDAQ company
- Partner in the Texas law firm of Jackson Walker, L.L.P.

HORNGJON SHIEH, PhD
- Director since May 8, 2006,
- Former Asst. Professor at the City University of Hong Kong for seven years in Financial Management and Analysis, corporate governance,
- Solid experience in capital market

Thank you

www.winnermedical.com

Contacts

Company - China
Annie Chen
Secretary of the Board
Tel: +86 (755) 2806 6858
Email: annie.chen@winnermedical.com

U.S. Investor Relations
Anne Pang
College Hill
Tel: + 1(605)610 4278
Email: anne.pang@collegehill.com